First Amendment to the REVOLVING CREDIT AGREEMENT

WISeKey International Holding AG. of General-Guisan-Strasse 6, Zug, CH-6300, Switzerland ("LENDER") and WISeKey Semiconductors SAS (formerly named VaultIC SAS) of Arteparc Bachasson,Bat A, Rue de la carriere de Bachasson, 13590 Meyreuil, France, corporation ("BORROWER") enter into this First amendment to Revolving Credit Agreement (this Amendment) as of November 1st 2017 (the “EFFECTIVE DATE”).

Background

On October 1st 2016 the Lender and the Borrower signed a Revolving Credit Agreement (this "AGREEMENT") beginning on October 1st 2016 and ending on December 31st 2017.

Both parties now wish to extend the credit term to December 31st 2019, being the new maturity date (“NEW MATURITY DATE”).

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrower hereby agree as follows:

Terms and Conditions

1. Amendments to Revolving Credit Agreement

A. Section 1.2 is amended to read as follows:

1.2 CREDIT PERIOD. The term "CREDIT PERIOD" means that period of time beginning on October 1st 2016 and ending on December 31st 2019 or any date mutually agreed in writing.

2. General Terms

A. except as amended hereby, all terms and condictions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment as of the Effective Date.

Signature in two (2) originals, one (1) one for each party are on the next page:

************

WISeKey Semiconductors SAS (formerly Vault-IC SAS) Arteparc Bachasson, Bat A Rue de la carriere de Bachasson 13590 Meyreuil France	WISeKey International Holding AG General-Guisan-Str.6 CH-6300 Zug Switzerland
Signature: /s/Peter Ward	Signature: /s/Peter Ward /s/ Carlos Moreira
Printed Name: Peter Ward	Printed Name: Peter Ward / Carlos Moreira
Title: President	Title: CFO / CEO